UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) — October 29, 2026

Stagwell Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13718	86-1390679
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Floor 65, New York, NY 10007
(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	STGW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                              ☐

Item 2.02 Results of Operations and Financial Condition.

On October 29, 2026, Stagwell Inc. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2026. A copy of this earnings release is attached as Exhibit 99.1 hereto.

The foregoing information (including Exhibit 99.1) is being furnished under “Item 2.02 – Results of Operations and Financial Condition.” Such information (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On October 29, 2026, the Company will host a conference call in which its financial results for the three and nine months ended September 30, 2026 will be discussed. The presentation to be used in connection with the call is attached as Exhibit 99.2 hereto.

The foregoing information (including Exhibit 99.2) is being furnished under “Item 7.01 – Regulation FD Disclosure.” Such information (including Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
99.1 Press release dated October 29, 2026, relating to the Company’s results for the three and nine months ended September 30, 2026.

99.2 Investor presentation dated October 29, 2026.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: October 29, 2026	Stagwell Inc.

	By:	/s/ Ryan J. Greene
Ryan J. Greene
Chief Financial Officer